SUPPLEMENTAL FINANCIAL INFORMATION FOR QUARTER ENDED DECEMBER 31, 2018 February 7, 2019 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that current and prospective investors review the information set forth in its Transition Report on Form 10-Q for the quarter ended December 31, 2018 to be filed contemporaneously herewith. Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 Pro Rata Operating Results 5 Pro Rata Consolidated Balance Sheets 6 Portfolio Data by State 7 Same Store Comparison 8 Multi-Family Acquisitions and Dispositions 9 Value-Add Information and Capital Expenditures 10 Debt Analysis 11 Non-GAAP Financial Measures, Definitions, and 12-13 Reconciliations Portfolio Table 14

BRT APARTMENTS

Financial Highlights

	December 31, 2018	December 31, 2017	September 30, 2018	September 30, 2017	September 30, 2016
Market Information					
Market capitalization	$ 181,900,519	$ 166,663,487	$ 189,681,411	$ 150,320,535	$ 111,190,680
Shares outstanding	15,900,395	14,136,004	15,754,270	14,022,438	13,898,835
Closing share price	$ 11.44	$ 11.79	$ 12.04	$ 10.72	$ 8.00
Quarterly dividend declared per share	$ 0.20	$ 0.18	$ 0.20	$ 0.18 (4)	$ -
Portfolio					
Multi-family properties owned	35	33	36	33	33
Units	9,696 (1)	9,684 (1)	10,121 (1)	9,568	9,420
Average occupancy (2)	93.2 %	93.7 %	93.7 %	93.8 %	92.8 %
Average monthly rental revenue per occupied unit (2)	$1,019	$967	$964	$933	$852

	Quarter ended December 31, 2018 (Unaudited)	Quarter ended December 31, 2017 (Unaudited)
Per Share Data		
Earnings per share (basic)	$ 0.51	$ 0.45
Earnings per share (diluted)	$ 0.51	$ 0.45
FFO per share of common stock (diluted) (3)	$ 0.26	$ 0.20
AFFO per share of common stock (diluted) (3)	$ 0.22	$ 0.26

(1) Includes 402 units at a property under development.
(2) For the period presented. Average includes stabilized properties for the period presented. See definition of stabilized properties on page 13.
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 13.
(4) Dividend of $0.18 was initiated in September 2017.

1

Operating Results (Unaudited) (dollars in thousands, except per share amounts) Quarter ended December 31, 2018 2017 Revenues Rental and other revenue from real estate properties $ 31,216 $ 28,162 Other income 223 187 Total revenues 31,439 28,349 Expenses Real estate operating expenses 15,224 13,347 Interest expense 8,946 7,980 General and administrative 2,476 2,303 Depreciation 10,192 8,648 Total expenses 36,838 32,278 Total revenues less total expenses (5,399) (3,929) Equity in loss of unconsolidated joint ventures (125) (25) Gain on sale of real estate 19,514 12,519 Gain on insurance recovery 1,585 - Loss on extinguishment of debt (207) (257) Income from continuing operations 15,368 8,308 Income tax provision 58 106 Income from continuing operations, net of taxes 15,310 8,202 Net (income) attributable to non-controlling interests (7,237) (1,851) Net income attributable to common stockholders $ 8,073 $ 6,351 Weighted average number of shares of common stock outstanding: Basic 15,744,233 14,022,438 Diluted 15,944,233 14,222,438 Per share amounts attributable to common stockholders: Basic $ 0.51 $ 0.45 Diluted $ 0.51 $ 0.45 2

Funds From Operations (Unaudited) (dollars in thousands, except per share amounts) Quarter ended December 31, 2018 2017 GAAP Net income attributable to common stockholders $ 8,073 $ 6,351 Add: depreciation of properties 10,192 8,648 Add: our share of depreciation in unconsolidated joint ventures 468 369 Deduct: gain on sales of real estate (19,514) (12,519) Adjustment for non-controlling interests 4,990 190 Funds from operations (FFO) attributable to common stockholders 4,209 3,039 Adjust for straight line rent accruals (10) (10) Add: loss on extinguishment of debt 207 257 Add: amortization of restricted stock and restricted stock units 324 315 Add: amortization of deferred mortgage costs 177 359 Deduct: gain on insurance recovery (1,585) - Adjustment for non-controlling interests 241 (127) Adjusted funds from operations (AFFO) attributable to common stockholders $ 3,563 $ 3,833 Per share data GAAP Net income attributable to common stockholders $ 0.51 $ 0.45 Add: depreciation of properties 0.63 0.59 Add: our share of depreciation in unconsolidated joint ventures 0.03 0.02 Deduct: gain on sales of real estate (1.22) (0.88) Adjustment for non-controlling interests 0.31 0.02 Funds from operations (FFO) attributable to common stockholders 0.26 0.20 Add: loss on extinguishment of debt 0.01 0.02 Add: amortization of restricted stock and restricted stock units 0.02 0.02 Add: amortization of deferred mortgage costs 0.01 0.03 Deduct: gain on insurance recovery (0.10) Adjustment for non-controlling interests 0.02 (0.01) Adjusted funds from operations (AFFO) attributable to common stockholders $ 0.22 $ 0.26 3

Consolidated Balance Sheets (amounts in thousands, except per share amounts) At December 31, At September 30, 2018 (Unaudited) 2018 2017 2016 Assets Real estate properties, net of accumulated depreciation $ 1,029,239 $ 1,020,874 $ 902,281 $ 759,576 Real estate loan 4,750 4,900 5,500 19,500 Cash and cash equivalents 32,428 27,360 12,383 27,399 Restricted cash 8,180 6,686 6,151 7,383 Deposits and escrows 21,268 24,458 27,839 18,972 Investments in unconsolidated joint ventures 19,758 20,078 21,415 298 Other assets 8,084 10,080 9,359 7,775 Real estate properties held for sale - 38,928 8,969 33,996 Total Assets $ 1,123,707 $ 1,153,364 $ 993,897 $ 874,899 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 771,817 $ 792,432 $ 697,826 $ 588,457 Junior subordinated notes, net of deferred costs 37,043 37,038 37,018 36,998 Accounts payable and accrued liabilities 24,487 27,409 22,348 20,716 Mortgage payable held for sale - - - 27,052 Total liabilities 833,347 856,879 757,192 673,223 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,038 Issued at December 31, 2018 and 15,048 and 13,333 Issued at September 30, 2018 and 2017 150 150 133 - Shares of beneficial interest, $3 par value per share - - - 39,696 Additional paid in capital 216,981 220,135 201,910 161,321 Accumulated other comprehensive income (loss) 1,688 2,629 1,000 (1,602) Accumulated deficit (20,044) (24,927) (37,047) (48,125) Total BRT Apartments Corp. stockholders' equity 198,775 197,987 165,996 151,290 Non-controlling interests 91,585 98,498 70,709 50,386 Total Equity 290,360 296,485 236,705 201,676 Total Liabilities and Equity $ 1,123,707 $ 1,153,364 $ 993,897 $ 874,899 4

Pro Rata Operating Results (Unaudited) (dollars in thousands) Three Months ended December 31, 2018 Consolidated Non-controlling BRT Proportionate Amount Interest Amount (1) Revenues Rental and other revenue from real estate properties $ 31,216 $ 8,435 $ 22,781 Other income 223 - 223 Total revenues 31,439 8,435 23,004 Expenses Real estate operating expenses 15,224 4,110 11,114 Interest expense 8,946 2,372 6,574 General and administrative 2,476 - 2,476 Depreciation 10,192 3,057 7,135 Total expenses 36,838 9,539 27,299 Total revenues less total expenses (5,399) (1,104) (4,295) Equity in loss of unconsolidated joint ventures (125) - (125) Gain on sale of real estate 19,514 8,046 11,468 Gain on insurance recovery 1,585 352 1,233 Loss on extinguishment of debt (207) (57) (150) Income from continuing operations 15,368 7,237 8,131 Income tax provision 58 - 58 Net Income $ 15,310 $ 7,237 $ 8,073 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner’s percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distribution of cash and profits to BRT will be less than that implied by BRT's percentage equity interest in the property. 5

Pro Rata Consolidated Balance Sheets (Unaudited) (amounts in thousands, except per share amounts) At December 31, 2018 BRT Consolidated Non-controlling Proportionate Amount Interest Amount (1) Assets Real estate properties, net of accumulated depreciation $ 1,029,239 $ 300,000 $ 729,239 Real estate loan 4,750 - 4,750 Cash and cash equivalents 32,428 3,757 28,671 Restricted cash 8,180 - 8,180 Deposits and escrows 21,268 8,255 13,013 Investments in unconsolidated joint ventures 19,758 - 19,758 Other assets 8,084 2,194 5,890 Total Assets $ 1,123,707 $ 314,206 $ 809,501 Liabilities and equity Liabilities Mortgages payable, net of deferred costs $ 771,817 $ 217,245 $ 554,572 Junior subordinated notes, net of deferred costs 37,043 - 37,043 Accounts payable and accrued liabilities 24,487 5,376 19,111 Total liabilities 833,347 222,621 610,726 Equity Common Stock, $.01 par value, 300,000 shares authorized; 15,038 issued 150 - 150 Additional paid in capital 216,981 - 216,981 Accumulated other comprehensive income 1,688 - 1,688 Accumulated deficit (20,044) - (20,044) Total BRT Apartments Corp. stockholders' equity 198,775 - 198,775 Non-controlling interest 91,585 91,585 - Total equity 290,360 91,585 198,775 Total Liabilities and Equity $ 1,123,707 $ 314,206 $ 809,501 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. 6

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Quarter Ended December 31, 2018

	Units (1)	Revenues	Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit (3)
Texas	3,096	$ 9,913	$ 5,362	$ 4,551	28%	91.6%	$ 1,034
Georgia	1,545	4,974	2,350	2,624	16%	91.9%	1,018
Florida	1,248	4,014	1,813	2,201	14%	95.2%	1,016
Mississippi	776	2,244	836	1,408	9%	97.9%	920
South Carolina	678	1,961	977	984	6%	93.1%	1,126
Alabama	412	1,055	481	574	4%	91.6%	826
Indiana	400	936	619	317	2%	91.3%	736
Missouri	355	1,582	740	842	5%	94.6%	1,132
Tennessee	300	1,065	380	685	4%	97.4%	1,140
Ohio	264	726	337	389	2%	97.2%	871
Virginia	220	921	325	596	4%	95.2%	1,335
Other	-	376	186	190	1%	N/A	N/A
Current Portfolio Totals	**9,294**	**$ 29,767**	**$ 14,406**	**$ 15,361**	**96%**	**93.2%**	**$ 1,019**
Properties sold during QE 12/31/2018	691	1,449	818	631	4%		
Totals		**$ 31,216**	**$ 15,224**	**$ 15,992**	**100%**		

(1) Excludes 402 units under development in West Nashville, TN.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 12 and the definition at page 13.

(3) Excludes sold properties and properties that were not stabilized for the full period presented.

7

BRT APARTMENTS

Same Store Comparisons
Quarters Ended December 31, 2018 and 2017

(dollars in thousands, except monthly rent amounts)

		Revenues			Property Operating Expenses			NOI (1)		
	Units	2018	2017	% Change	2018	2017	% Change	2018	2017	% Change
Texas	2,427	$ 7,804	$ 7,570	3.1%	$ 4,276	$ 4,209	1.6%	$ 3,528	$ 3,361	5.0%
Georgia	959	2,878	2,896	(0.6%)	1,361	1,244	9.4%	1,517	1,652	(8.2%)
Mississippi	776	2,244	2,124	5.6%	836	724	15.5%	1,408	1,400	0.6%
Florida	518	1,674	1,505	11.2%	767	653	17.5%	907	852	6.5%
South Carolina	412	1,323	1,272	4.0%	703	708	(0.7%)	620	564	9.9%
Indiana	400	936	913	2.5%	619	540	14.6%	317	373	(15.0%)
Tennessee	300	1,065	1,047	1.7%	380	406	(6.4%)	685	641	6.9%
Ohio	264	726	693	4.8%	337	300	12.3%	389	393	(1.0%)
Virginia	220	921	898	2.6%	325	316	2.8%	596	582	2.4%
Alabama	208	501	495	1.2%	230	214	7.5%	271	281	(3.6%)
Missouri	181	776	821	(5.5%)	430	395	8.9%	346	426	(18.8%)
Totals	**6,665**	**$ 20,848**	**$ 20,234**	**3.0%**	**$ 10,264**	**$ 9,709**	**5.7%**	**$ 10,584**	**$ 10,525**	**0.6%**

	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2018	2017	% Change	2018	2017	% Change
Texas	91.4%	92.1%	(0.8%)	$ 1,033	$ 1,008	2.4%
Georgia	93.9%	94.3%	(0.4%)	984	950	3.6%
Mississippi	97.7%	96.7%	1.0%	920	877	4.9%
Florida	96.1%	91.7%	4.7%	1,026	979	4.8%
South Carolina	91.6%	91.4%	0.2%	1,035	1,007	2.8%
Indiana	91.3%	96.2%	(5.1%)	736	689	6.8%
Tennessee	97.4%	98.9%	(1.5%)	1,140	1,109	2.8%
Ohio	97.2%	98.2%	(1.0%)	871	820	6.1%
Virginia	95.2%	93.2%	2.1%	1,335	1,275	4.8%
Alabama	89.5%	96.3%	(7.1%)	793	725	9.5%
Missouri	92.1%	91.0%	1.2%	1,394	1,585	(12.0%)
Totals	**93.0%**	**93.7%**	**(0.8%)**	**$ 1,005**	**$ 973**	**3.3%**

(1) Generally, negative variances in NOI are, among other things, due to higher turnover, changes in occupancy and/or rental rates, increases in real estate taxes, and/or increases in insurance expense. When a property is re-assessed at a higher value for real estate tax purposes, we generally appeal the re-assessment if we believe that a reduction is obtainable - if successful, the reduction will typically be reflected in the following year.

See definition of Same Store on page 13

8

BRT APARTMENTS

Acquisitions and Dispositions
Quarter Ended December 31, 2018
(dollars in thousands)

Acquisitions

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Greenville, SC	10/30/2018	266	$ 37,750	$ 26,425	$ 12,920	90%	$ 509

Dispositions

Location	Sale Date	No. of Units	Sales Price	Gain on Sale	BRT Portion of Gain on Sale (1)	Mortgage Prepayment Charge	BRT Portion of Mortgage Prepayment Charge
North Charleston, SC	11/7/2018	271	$ 51,650	$ 11,921	$ 5,951	$ -	$ -
Lake St. Louis, MO	12/18/2018	420	41,200	7,593	5,516	207	150
		691	$ 92,850	$ 19,514	$ 11,467	$ 207	$ 150

(1) BRT's share of the gain equals the property gain of $19,514 less the non-controlling interest of $5,970 for North Charleston, SC, and $2,077 for Lake St. Louis, MO.

9

Value-Add Program and Capital Expenditures Quarter Ended December 31, 2018 Value-Add Program Estimated Estimated Units Rehab Average Estimated Rehabilitated Estimated Rehab Costs Per Monthly Rent Annualized (1) Costs (2) unit Increase (3) ROI (3) 288 $1,105,000 $3,837 $81 25.5% (1) Refers to rehabilitated units at 19 properties with respect to which a new lease or renewal lease was entered into during the period. (2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period. (3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Capital Expenditures Estimated Recurring Capital Expenditures (1) $ 624,000 Estimated Non-Recurring Capital Expenditures (2) 2,842,000 Write-offs (373,000) Total Capital Expenditures 3,093,000 Replacements (3) 674,000 Total Capital Expenditures and Replacements $ 3,767,000 (1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects. (2) Non-recurring capital expenditures respresent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, as well as revenue enhancing upgrades. (3) Replacements are expensed as incurred at the property. 10

Debt Analysis
As of December 31, 2018
(dollars in thousands)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2019	$ 32,930	$ 3,930	$ 29,000	4%	4.96%
2020	6,772	6,772	-	0%	-
2021	22,622	8,620	14,002	2%	4.29%
2022	70,111	8,767	61,344	9%	4.83%
2023	92,478	8,557	83,921	12%	3.95%
Thereafter	553,193	39,840	513,353	73%	4.20%
Total	$ 778,106	$ 76,486	$ 701,620	100%	

Weighted Average Remaining Term to Maturity	6.9 years
Weighted Average Interest Rate	4.25%
Debt Service Coverage Ratio for the quarter ended December 31, 2018 (2)	1.36

(1) Based on balloon payments at maturity.
(2) See definition on page 13.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e*, 4.52% at 12/31/2018)
Maturity	April 30, 2036

11

NON-GAAP FINANCIAL MEASURES DEFINITIONS (dollars in thousands) We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: Three Months ended December 31, 2018 2017 (Unaudited) (Unaudited) GAAP Net income attributable to common stockholders $ 8,073 $ 6,351 Less: Other Income (223) (187) Add: Interest expense 8,946 7,980 General and administrative 2,476 2,303 Depreciation 10,192 8,648 Less: Gain on sale of real estate (19,514) (12,519) Gain on insurance proceeds (1,585) Add: Loss on extinguishment of debt 207 257 Equity in loss of unconsolidated joint ventures 125 25 Provision for taxes 58 106 Add: Net income attributable to non-controlling interests 7,237 1,851 Net Operating Income $ 15,992 $ 14,815 12

NON-GAAP FINANCIAL MEASURES DEFINITIONS (dollars in thousands) Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. 13

BRT APARTMENTS

Portfolio Table

As of 2/8/2019

Property	City	State	Year Built	Year Acquired	Property Age	No. of Units	QE 12/31/2018 Avg. Occupancy	QE 12/31/2018 Avg. Rent per Occupied Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	2012	10	208	91.6%	$ 1,167	100%
Avondale Station	Decatur	GA	1950	2012	70	212	94.3%	1,059	100%
Stonecrossing	Houston	TX	1978	2013	42	240	90.7%	882	91%
Pathway	Houston	TX	1979	2013	41	144	92.6%	925	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	35	208	89.5%	793	80%
Newbridge Commons	Columbus	OH	1999	2013	21	264	97.2%	871	100%
Waterside at Castleton	Indianapolis	IN	1983	2014	37	400	91.3%	736	80%
Crossings of Bellevue	Nashville	TN	1985	2014	35	300	97.4%	1,140	80%
Kendall Manor	Houston	TX	1981	2014	39	272	91.9%	808	80%
Avalon	Pensacola	FL	2008	2014	12	276	97.0%	1,017	100%
Parkway Grande	San Marcos	TX	2014	2015	6	192	91.4%	1,072	80%
Woodland Trails	LaGrange	GA	2010	2015	10	236	94.5%	939	100%
Retreat at Cinco Ranch	Katy	TX	2008	2016	12	268	90.5%	1,155	75%
Grove at River Place	Macon	GA	1988	2016	32	240	91.9%	712	80%
Civic Center 1	Southaven	MS	2002	2016	18	392	98.3%	896	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	6	288	90.7%	1,061	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	34	494	92.4%	944	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	24	204	91.5%	900	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	31	271	84.8%	1,224	74%
Civic Center 2	Southaven	MS	2005	2016	15	384	97.5%	944	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	5	288	90.3%	1,007	72%
Kilburn Crossing	Fredericksburg	VA	2005	2016	15	220	95.2%	1,335	100%
OPOP Towers	St. Louis	MO	2014	2017	6	128	95.1%	1,392	76%
OPOP Lofts	St. Louis	MO	2014	2017	6	53	84.9%	1,400	76%
Vanguard Heights	Creve Coeur	MO	2016	2017	4	174	92.7%	1,537	78%
Mercer Crossing	Dallas	TX	2014/2016	2017	5	509	91.1%	1,328	50%
Jackson Square	Tallahassee	FL	1996	2017	24	242	95.0%	1,038	80%
Magnolia Pointe	Madison	AL	1991	2017	29	204	93.8%	859	80%
Woodland Apartments	Boerne	TX	2007	2017	13	120	91.2%	932	80%
The Avenue	Ocoee	FL	1998	2018	22	522	95.9%	1,030	50%
Parc at 980	Lawrenceville	GA	1997	2018	23	586	93.3%	1,072	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	34	208	89.4%	920	80%
Landings of Carrier Parkway	Grand Prairie (Dalla	TX	2001	2018	19	281	94.3%	978	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	22	266	N/A	N/A	90%
Total/Weighted Average					22.5	9,294			
Development Projects									
Bell's Bluff	Nashville	TN	N/A		N/A	402			58%
Total (Including Development Projects)						**9,696**			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units
Canalside Sola (1)	Columbia	SC	N/A	N/A	338
Canalside Lofts	Columbia	SC	2008/2013	11	374
Gateway Oaks	Forney	TX	2016	4	313
Total					1,025

(1) Development project

14